UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 8, 2003


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      000-18730               363688583
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission File          (IRS Employer
    incorporation)                         Number)           Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

     On December 8, 2003, Klever Marketing, Inc. issued a press release announcing the appointment of David D. Singer as the Company's interim Chief Executive Officer.


Item 7. Financial Statements and Exhibits. The following exhibit is filed as part of this report:

(a) Financial Statements. Not Applicable.

(b) Pro Forma Financial Information. Not Applicable

(c) Exhibits.

99.1 Press release issued by Klever Marketing, Inc. dated December 8, 2003.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             Klever Marketing, Inc.


Date:  December 8, 2003                                By: /s/ D. Paul Smith
                                                       -----------------
                                                       D. Paul Smith, Chairman